SUBSCRIPTION AGREEMENT

This Subscription Agreement will be kept strictly confidential and, except as provided below, will not be reviewed by any party other than Clean Energy Technologies, Inc. (the "Company"), the Subscriber, and their respective officers, counsel and agents.

This Subscription Agreement must be completed and executed or it will not be accepted. Please read all instruction and terms of this Subscription Agreement fully before completing and submitting it. If you have any questions about how to complete and execute this Subscription Agreement, please contact the Company.

Return to the Company: (i) the executed Subscription Agreement and (ii) an executed IRS Form W-8 or IRS Form W-9 (as applicable). Simultaneously with the foregoing deliveries, remit payment to the Company for the shares subscribed for as set forth herein.

THE SHARES OFFERED HEREBY ARE SPECULATIVE, INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF ITS ENTIRE INVESTMENT.

General Instructions: As an individual investor, or as a trustee or other authorized representative of a subscribing trust investor or other entity (hereinafter a "Subscriber"), you must complete this Subscription Agreement so that the Company may determine whether the Subscriber meets the qualifications for purchasing shares under applicable securities laws. All questions must be answered fully and all answers must be true and correct at the time this Subscription Agreement is submitted. By completing this Subscription Agreement, the Subscriber authorizes the Company to present a completed copy of this Subscription Agreement to any parties it deems appropriate to ensure that any subsequent sale of the shares will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or of the securities laws of any state. This Subscription Agreement does not constitute an offer to sell or a solicitation of an offer to buy the shares. This Subscription Agreement shall not be binding upon the Company unless and until the Company accepts this Subscription Agreement and payment in full is made for the shares.

General Representations: By submitting this Subscription Agreement, the Subscriber represents and warrants to the Company (and other investors) as follows:

The Subscriber has carefully reviewed and understands the risks of owning shares, including the risks set forth under in the Company's filings made with the U.S. Securities and Exchange Commission (the "SEC Filings"). The Subscriber has been afforded to obtain any information necessary to verify the accuracy of the information in the SEC Filings and has had all inquires to the Company answered to its satisfaction, and the Subscriber has been furnished all requested materials relating to the shares. The Subscriber has not relied on any offering literature relating to the shares other than the SEC Filings. The Subscriber is acquiring the shares for its own account, as principal, for investment purpose and not with a view to the resale or distribution of all or any part of the shares.

The Subscriber has obtained such additional tax and other advice that it deems necessary (applicable to individuals as well as entities). If the Subscriber is a corporation, partnership, trust or other form of entity, it (i) is authorized and qualified to purchase and hold the shares; (ii) has its principal place of business at the address listed herein; (iii) unless otherwise indicated above, has not been formed for the purpose of acquiring the shares; (iv) has executed this Subscription Agreement through its duly authorized representative; and (v) will furnish any additional documentation requested by the Company to verify the foregoing representations.

All of the financial and other information the Subscriber has furnished herein is correct and complete as of the date hereof. The Subscriber has been given to inquire about the terms of the investment and proceeds with this investment with full knowledge of the risks associated therewith. If more than one person is executing this Subscription Agreement, the obligations contained herein shall be the joint and several obligations of such person. The representations, warranties and certifications contained herein shall be deemed to be made by, and be binding upon, the signatories hereto, its heirs, executors, administrators, successors and assigns.

The Subscriber has the ability to bear the economic risk of an investment in the shares subscribed herein for an indefinite period of time, including without limitation the potential risk of the loss of the entire investment. The Subscriber's principal investment objective is securing an economic profit, determined without regard to any tax benefits that may be derived from the investment.

The Subscriber understands that this Subscription Agreement shall be controlled by and construed in accordance with and governed in all respects by the laws of the State of California without regard to the conflicts of law principles thereof. Venue and jurisdiction for any and all disputes regarding this Subscription Agreement or the shares subscribed for herein shall only be in the state and federal courts situated in the County of Los Angeles, California.

The Subscriber certifies that it is not subject to backup withholding because either (i) the Subscriber has not been notified that it is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the Subscriber that it is not subject to backup withholding.

Agreement

This subscription is being submitted in order to purchase shares of common stock in Clean Energy Technologies, Inc., a Nevada corporation (the "Company"). The Company is offering up to 10,500,000 shares of common stock, par value $.001 per share ("Common Stock"), at a price of $.04 per share.

By completing and executing the signature pages (the "Subscription Agreement Signature Pages") of this Subscription Agreement, the undersigned Subscriber confirms that Subscriber has the level of financial sophistication necessary to evaluate the merits and risks of a specialized, non-traditional, long-term investment such as the shares, and understands that the speculative and illiquid nature of an investment in the Company makes it appropriate only for a limited portion of a suitable investor's portfolio.

I. ***Subscription for Shares; Representations, Warranties, and Covenants of the Company***. The undersigned subscriber (the "Subscriber") hereby irrevocably subscribes, under the terms and conditions set forth herein, for shares in the amount set forth on the executed Subscription Agreement Signature Pages.

A. Purchase. The purchase price for the subscribed shares is payable by certified or bank check made payable to Clean Energy Technologies, Inc. or by wire transfer of funds to the Company pursuant to the wire instructions provided by the Company, contemporaneously with the execution and delivery to the Company of this Subscription Agreement, the Form W-8 or Form W-9 (as applicable) and any other documents required by the Company (collectively, the "Subscription Documents"). This subscription, if accepted, will be for the number of shares set forth on the Subscription Agreement Signature Page at the share price indicated thereon.

B. Acceptance or Rejection. The Subscriber understands and agrees that this Subscription Agreement is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement.

The Subscriber understands and agrees that the Company reserve the right to reject this subscription for shares in whole or in part in the Company's sole and absolute discretion.

In the event of rejection of this subscription, or in the event the sale of the shares subscribed for to the Subscriber is not consummated by the Company for any reason (in which event this Subscription

Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall have no force or effect and the Company shall return or cause to be returned to the Subscriber any such agreements and the purchase price remitted to the Company by the Subscriber, without interest thereon, deduction therefrom or penalty to the Subscriber.

C. *Board Rights*. From the Closing (as defined below) until the earlier of formation of the JV (as defined below) or December 31, 2016, and if the JV is formed on or before December 31, 2016, thereafter so as long as the JV is continuing to distribute CE HRS products and Subscriber (together with its affiliates) holds, directly or indirectly, not less than one half of the number of shares of Common Stock originally acquired as of the date of this subscription (equitably adjusted for stock splits, etc.), Subscriber will have the right to appoint an observer to CETY's Board of Directors. Upon establishment of a joint venture between the Company and/or CE HRS, on one part, and CITIC PE and/or one or more of its affiliates or designees, on another part, relating to manufacture, distribution, and sale of CE HRS's products in the People's Republic of China (the "JV") and so as long as the JV is continuing to distribute CE HRS products and Subscriber holds (together with its affiliates), directly or indirectly, not less than one half of the number of shares of Common Stock originally acquired as of the date of this subscription (equitably adjusted for stock splits, etc.), Subscriber will be entitled to nominate a person to be elected to and to serve on the Board of Directors of the Company (if exercised, such Board representation shall be in lieu of the foregoing observer right). Concurrently with the Closing, the Company shall obtain the agreement of the holder of a majority of its outstanding Common Stock to approve such observer right and to effect the election of such nominee to the Board.

D. *Registration Rights; Securities Filings*. The Company hereby grants to the Subscriber the following registration rights with respect to all shares of Common Stock originally acquired as of the date of this subscription, including any shares of Common Stock acquired by Subscriber in privately negotiated transactions completed substantially concurrently herewith, and other securities received on account of such shares of Common Stock, such as by stock dividend, split or otherwise: (a) piggy-back registration rights with respect to any registration conducted by the Company on its own behalf or on behalf of ETI Partners IV LLC ("ETI P IV") and Subscriber and (b) so long as Subscriber holds at least 8% of the outstanding Common Stock, demand registration rights. The foregoing demand registration rights shall be on the same basis and terms as those granted to ETI P IV pursuant to the Registration Rights Agreement dated as of September 11, 2015 between the Company and ETI P IV (the "Registration Rights Agreement"), *mutatis mutandis*; provided that ETI P IV shall have the right to participate, *pro rata* and *pari passu* with Subscriber based on their respective Common Stock holdings with respect to any such demand registration. In all other respects, such demand registration rights shall be substantially identical to the registration rights granted to ETI P IV. The Registration Rights Agreement shall not be amended without the written consent of Subscriber as long as Subscriber has the demand registration rights pursuant to the first sentence of this provision. The Company covenants and agrees to cooperate reasonably with Subscriber in Subscriber's discharge of its filing duties under the securities laws with respect to ownership of Company securities. The Company covenants and agrees to comply with the "current public information" requirement as set forth under Rule 144 of the 1934 Securities and Exchange Act, as amended.

E. *Closing*. The closing of the purchase and sale of the shares following the acceptance by the Company of the Subscriber's subscription (the "Closing"), shall take place before October 31, 2016 at the offices of the Company or such other address designated by the Company.

F. *Company Representations and Warranties*. The Company represents and warrants to Subscriber that: (i) the Company is a corporation duly incorporated and validly existing under the law of the State of Nevada and is governed by its constituent documents as described in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC") and that are accessible through its EDGAR system (the "SEC Filings"), as the same may be modified in accordance with the terms of any amendment thereto, including any certificate designating any series of preferred stock (the "Charter Documents"); (ii) the Company has made SEC Filings pursuant to the requirements of applicable securities laws and none of the SEC Filings, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to

state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (iii) the Company and its subsidiaries have the requisite corporate or other power and authority to own its properties and to carry on its business as now being conducted; (iv) the Company and its subsidiaries are each duly qualified to do business and in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and the subsidiaries or their properties, taken as a whole, or on the transactions contemplated hereby or on any of the agreements and instruments to be entered into in connection herewith (including, without limitation, the legality, validity or enforceability thereof), or on the authority or ability of the Company to perform its obligations under this Agreement; (v) the authorized capital stock of the Company consists of 400,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.001 per share, of which as of October 25, 2016, 143,478,083 shares of common stock were outstanding and 7,500 shares of preferred stock were outstanding, all designated as Series D Preferred Stock; except for 7,500 shares of Series D Preferred Stock and as disclosed in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, there are no outstanding options, warrants, rights (including conversion or pre-emptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of common stock or preferred stock, or any securities convertible into or exchangeable for shares of common stock or preferred stock; (vi) all of such outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable; (vii) the SEC Filings contain true and correct copies of the Company's articles of incorporation, as amended and as in effect on the date hereof, and the Company's bylaws, as amended and as in effect on the date hereof; (viii) the Company has the requisite corporate power and authority to enter into and perform its obligations under this Subscription Agreement and to issue the shares of common stock to be issued hereunder in accordance with the terms hereof; (f) upon payment of the purchase price therefor, shares of common stock to be issued hereunder will be validly issued, fully paid and nonassessable and free from all taxes, liens and encumbrances with respect to the issuance thereof, with the holder thereof being entitled to all rights accorded to a holder of common stock of the Company; (ix) the execution and delivery of the this Subscription Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including the issuance of the common stock to be sold hereunder, have been duly authorized by the Board of Directors of the Company and no further consent or authorization is required by the Company, its stockholders or its Board of Directors; (x) this Subscription Agreement has been duly executed and delivered by Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity), and except to the extent that indemnification provisions thereof may be limited by federal or state securities laws; (xi) the execution and delivery of this Subscription Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby will not (a) result in a violation of the articles of incorporation or bylaws of the Company; (b) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, give rise to any consent right, right of first refusal or pre-emptive right of others under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company is a party; or (c) result in a violation of any applicable law; and (xii) neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the securities offered or sold hereunder.

II. ***Representations, Warranties, and Agreements of Subscriber***. As an inducement to the Company to accept this Subscription Agreement, the Subscriber represents and warrants to the Company as follows:

A. Authority, Suitability, and Offering of Shares

(1) If an individual, the Subscriber (including each individual joint Subscriber) is at least 21 years old and is legally competent to execute, deliver and comply with the terms of the Subscription Documents. If an entity (e.g., a corporation, company, limited liability company or trust (an "Entity")), the Subscriber is duly authorized and qualified to become a shareholder (as defined herein), and the person executing the Subscription Documents on behalf of the Subscriber has been duly authorized by the Subscriber to execute and deliver the Subscription Documents on behalf of the Subscriber. The Subscriber has full right and power to perform pursuant to this Subscription Agreement. The execution and delivery of the Subscription Documents and the consummation of the transactions contemplated thereby do not violate any other agreement to which the Subscriber is a party. The Subscription Documents constitute valid and binding agreements of the Subscriber, enforceable against the Subscriber in accordance with their terms.

(2) If the Subscriber is not an individual, the Subscriber, being a company, common trust fund, special trust, pension fund, retirement plan or other entity in which the partners or participants, as the case may be, has the power to designate the particular investments to be made or the allocation thereof.

(3) The Subscriber (either alone or with his advisor(s), if any) has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the shares and to make an informed investment decision regarding the purchase of the shares, and the Subscriber is financially able to bear the economic risk of a long-term investment such as the Company, including the risk of losing his entire investment. The Subscriber understands that any resale or redemption of his shares may be limited by the terms of the Company's Articles of Incorporation and Bylaws (respectively, the "Articles" and "Bylaws") and federal and state securities laws.

(4) The Subscriber (either alone or with his advisor(s), if any) has received and carefully this Subscription Agreement, the SEC Filings and any and all amendments and supplements hereto or thereto. The Subscriber (either alone or with his advisor(s), if any) has carefully reviewed and understands the various risks of an investment in the shares including, without limitation, the risks and other considerations contained in the SEC Filings under the heading "Risk Factors" and the Subscriber can afford to bear such risks.

(5) The Subscriber (either alone or with his advisor(s), if any) has had an opportunity to review all documents, records and books pertaining to an investment in the shares and has had the opportunity to consult with counsel of the Subscriber's choice with respect to all aspects of this investment and the Company's proposed business activities. To the extent desired, the Subscriber (either alone or with his advisor(s), if any) has met with an officer of the Company and has been provided with such information as may have been requested and has had the opportunity to obtain information necessary to verify the accuracy of the information received and the opportunity to ask questions of and receive answers concerning the terms and conditions of the investment and the nature and prospects of the Company's business. The Subscriber (either alone or with his advisor(s), if any), has received complete and satisfactory answers to all his inquiries to and requests of the Company.

(6) The Subscriber has relied only on the information contained herein and in the SEC Filings in determining whether to subscribe for shares, irrespective of any information the Subscriber may have been furnished as described in Section II.A(4) above.

(7) If the Subscriber is an Entity, it was not organized for the specific purpose of acquiring shares.

(8) If the Subscriber is a Company, a grantor trust or an S corporation for U.S. federal income tax purposes (including a disregarded entity that is owned by a company, a grantor trust or an S corporation), the avoidance of the 100 partner limitation in Treasury Regulations § 1.7704-1(h) is not a principal purpose of using a tier arrangement and owning shares through such Company, grantor trust, S corporation or disregarded entity.

(9) The Subscriber has not seen, received or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or general solicitation with regard to the purchase of his shares.

(10) Unless otherwise indicated in Item 7(a) of the Subscription Agreement Signature Pages, the Subscriber is not, and does not act on behalf of: (i) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income and Security Act of 1974, as amended ("ERISA") (whether or not such plan is subject to ERISA or U.S. law); (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") including, for example, an individual retirement account; or (iii) an entity any of the assets of which constitute, under applicable law and Department of Labor interpretation, assets of any such plan (each, a "benefit plan investor"). If the Subscriber is a plan subject to ERISA, the purchase of shares in the Company is consistent with the Subscriber's fiduciary duties under ERISA, and to the knowledge of the Subscriber will not constitute a "prohibited transaction" under ERISA or the Code.

(11) If the Subscriber is an insurance company using assets of its general account to purchase shares, the Subscriber hereby represents and warrants that the percentage of such assets used to purchase shares that represents the assets of "benefit plan investors" does not exceed the percentage indicated on the Subscription Agreement Signature Pages.

(12) If the Subscriber is using assets of a plan subject to ERISA to purchase shares, neither the Company nor any of its affiliates (i) has investment discretion with respect to the investment of such plan assets; (ii) has authority or responsibility to give or regularly gives investment advice with respect to such plan assets for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such plan assets and that such advice will be based on the particular investment needs to the plan; or (iii) is an employer maintaining or contributing to such plan.

(13) The Subscriber understands that no federal or state regulatory agency or securities exchange has reviewed this Subscription Agreement, any other material relating to the offering of shares, the offer of the shares or has made any finding or determination as to the fairness of the business terms of an investment in the Company.

(14) The Subscriber is acquiring the shares for the Subscriber's own account, as principal, for investment and not with a view to the resale or distribution of all or any of such shares. If the Subscriber is an Entity, except for the beneficial owners of equity interests in the Subscriber, no other Person will have any direct or indirect beneficial interest in, or right to, the Subscriber's shares. The Subscriber understands that, based in part on the representations and warranties of the Subscriber, none of the Securities have been or will be registered under the Securities Act of 1933, as amended (the "1933 Act") at the time of the Subscriber's purchase of the shares. Subscriber further acknowledges and agrees that the Securities are "restricted securities" as defined in Rule 144 promulgated under the 1933 Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Subscriber has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

(15) The Subscriber represents and warrants that Subscriber is an "accredited investor" (as defined in Regulation D under the 1933 Act) or that if not an accredited investor, Subscriber has received a reasonable time prior to sale of the securities hereunder all of the disclosures required to be provided to non-accredited investors in Rule 502(b)(2) of Regulation D for a placement exempt pursuant to Rule 505 or 506(b) of Regulation D. Subject to the foregoing, if Subscriber is an "accredited investor," the Subscriber represents that Subscriber satisfies at least one of the

requirements under "Accredited Investor Requirements" as set forth in Section IV of this Subscription Agreement, and the Subscriber has indicated on the Subscription Agreement Signature Pages the applicable requirement that Subscriber satisfies.

(16) Unless otherwise indicated in Item 1(n) of the Subscription Agreement Signature Pages, the Subscriber represents and warrants that he is a U.S. Person (as defined herein). A U.S. Person is: (i) a natural person who is a citizen or resident of the United States for U.S. federal income tax purposes; (ii) a corporation or Company (including an entity treated as a corporation or Company for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia (unless Treasury regulations are adopted that provide otherwise); (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust, if (x) such trust is created or organized under the laws of the United States, any state thereof or the District of Columbia, (y) a court within the United States is able to exercise primary supervision over the administration of the trust, and (z) one or more U.S. Persons have the authority to control all substantial decisions of the trust.

(17) The Subscriber acknowledges that the Company seeks to comply at all times with applicable anti-money laundering laws and that it is the Company's policy to cooperate fully with law enforcement agencies. To assist the Company in its efforts to comply with anti-money laundering laws, the Subscriber represents that none of the monies used by the Subscriber to invest in the Company will be derived from or related to any activity that is deemed criminal under United States laws, rules or regulations. The Subscriber understands and agrees that the Company may undertake any actions that the Company deems necessary or appropriate to ensure compliance with applicable laws, rules and regulations, including, without limitation, the freezing or sequestering of the Subscriber's investment in the Company and forbearance from paying any dividends or making any other distributions to such Subscriber pending any investigation by the Company and/or any law enforcement authorities in the event that the foregoing representation by the Subscriber is incorrect or in the event that, for any other reason, the Company believes, after consultation with the Company's counsel and consultation with the Subscriber, that the Subscriber's investment in the Company violates any law, rule or regulation. The Subscriber also understands and agrees that the Company may release confidential information about the Subscriber and, if applicable, any underlying beneficial owners of the Subscriber, to law enforcement agencies to the extent necessary to ensure compliance with all applicable laws, rules and regulations. The Subscriber agrees that upon demand, it will (a) disclose to the Company in writing such information with respect to direct and indirect ownership of the shares and the source of partners of the Subscriber as the Company deems necessary to comply with (i) provisions of the Code applicable to the Company, (ii) statutory and other generally accepted principles relating to anti-money laundering and anti-terrorist groups (including any requirements imposed under the USA Patriot Act of 2001 and the rules and regulation promulgated thereunder) or (iii) the requirements of any other appropriate domestic or foreign authority and (b) promptly furnish such other information, and execute and deliver such documents, as reasonably may be required in the determination of the Company to comply with, or to confirm compliance with, any applicable laws or regulations or other obligations of the Subscriber or the Company.

(18) The Subscriber acknowledges and agrees that due to money laundering requirements within their respective jurisdictions, the Company, its officers and/or any agent acting on behalf of the Company may require further identification of the Subscriber and the source of payment before this Subscription Agreement can be processed. The Company, its officers and directors, and any such agent shall be held harmless and indemnified by the Subscriber against any loss arising from the failure to process such Subscriber's Subscription Agreement if the required information has not been provided by the Subscriber.

(19) The Subscriber acknowledges that if it is a Registered Representative of a Financial Industry Regulatory Authority ("FINRA") member firm, the Subscriber has given such firm notice required by the NASD Rules of Fair Practice, to the extent that such Rules have been adopted by FINRA, with respect to this subscription.

(20) The Subscriber represents that neither the Subscriber nor any person having a direct or indirect beneficial interests in the shares to be acquired pursuant to this Subscription Agreement appears on the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury or has been designated a "suspected terrorist" as defined in Executive Order 13224. The Subscriber further represents that the Subscriber does not know or have any reason to suspect that (A) the monies used to fund the Subscriber's investment in the shares have been or will be derived from or related to any illegal activities or (B) the proceeds, if any, from the Subscriber's investment in the shares will be used to finance any illegal activities. The Subscriber further understands that the Company may release information about the Subscriber to proper authorities if the Company determines that it is in the best interests of the Company in light of relevant rules and regulations under the laws referenced above.

B. Restrictions on Transfers

The Subscriber acknowledges and agrees that: the shares may not be transferred or resold except as permitted under applicable laws; (ii) none of the shares will be registered under the 1933 Act at the time of the Subscriber's purchase of the shares, and (iii) until a registration statement is effective as to such securities, shares may only be transferred pursuant to an exemption therefrom.

C. Disclosures

(1) The Subscriber confirms that none of the Company, its officers or any other person guarantees the success of an investment in the shares or that substantial losses will not be incurred on such investment.

(2) The Subscriber understands that no representations have been made with respect to the future performance of the Company and that any historical performance information regarding the Company and its officers and directors should not be interpreted to mean that the Company will have results in the future similar to the past performance of such persons or will be able to avoid substantial losses.

(3) The Subscriber is not subject to U.S. backup withholding.

D. Accuracy of Subscriber Information

(1) The Subscriber represents and warrants that all the information, financial or otherwise, which the Subscriber has furnished to the Company in connection with this subscription or which is set forth herein, including all representations, warranties and agreements contained herein, is true, correct and complete as of the date of this Subscription Agreement. If there should be any change in such information, the Subscriber will immediately notify the Company in writing and furnish such revised or corrected information to the Company.

(2) The Subscriber agrees that the information regarding the Subscriber set forth herein, may be used as a defense in any actions or proceeding relating to the Company or the offering of the shares, and that it is only on the basis of such representations, warranties, agreements and other information that the Company may be willing to accept the Subscriber's subscription for the shares.

III. ***Further Advice and Assurances***. The Subscriber agrees to provide additional information regarding his investment experience, financial position or otherwise, to the Company, as reasonably requested in connection with this subscription.

If the Subscriber is an Entity, the Company, in its sole discretion, may require a Subscriber to submit a copy of its organizational and governing documents, such as its articles of incorporation, by-laws,

authorizing resolution, operating agreement, trust agreement, articles of organization, operating agreement or other related documents, as the case may be.

Entities may be required to submit an opinion of counsel to the effect that the investment proposed to be made in the Company by the Subscriber is authorized (such counsel need not, however, opine regarding the suitability of such investment, which is a question of fact).

IV. ***Subscriber Eligibility***. THE SUBSCRIBER WILL BE REQUIRED TO INDICATE ON THE SUBSCRIPTION AGREEMENT SIGNATURE PAGES WHICH ONE OF THE FOLLOWING REQUIREMENTS THE SUBSCRIBER SATISFIES IN ORDER TO QUALIFY AS AN ["ACCREDITED INVESTOR,"] AS DEFINED IN REGULATION D UNDER THE 1933 ACT. THIS SUBSCRIPTION AGREEMENT PROVIDES GENERAL INFORMATION REGARDING THE DEFINITION "ACCREDITED INVESTOR," BUT SUCH INFORMATION IS SUBJECT TO THE PROVISIONS OF THE 1933 ACT AND THE RULES AND REGULATIONS THEREUNDER, AS WELL AS TO PRONOUNCEMENTS AND INTERPRETATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND ITS STAFF. THIS SUBSCRIPTION AGREEMENT DOES NOT CONTAIN A COMPLETE ACCOUNT OF THESE PROVISIONS, RULES, REGULATIONS, PRONOUNCEMENTS AND INTERPRETATIONS, AND SUBSCRIBERS SHOULD REFER TO SUCH COMPLETE ACCOUNTS IN CONFIRMING THEIR STATUS AS ACCREDITED INVESTORS.

Accredited Investor Requirements

A. Individual Subscribers

IV.A(1) An individual that has an individual net worth, or joint net worth with the Subscriber's spouse, in excess of $1,000,000. "Net worth" for these purposes means the fair market value of total assets, exclusive of any positive net equity in any home, less total liabilities, inclusive of any negative net equity in any home.

or

IV.A(2) An individual that (i) had individual income (exclusive of any income attributable to the Subscriber's spouse) of more than $200,000 for each of the past two years or joint income with the Subscriber's spouse in excess of $300,000 in each of those years; and (ii) reasonably expects to reach the same individual income level, or the same joint income level, as the case may be, in the current year.

B. Entity Subscribers

IV.B(1) Any bank as defined in Section 3(a)(2) of the 1933 Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity.

or

IV.B(2) Any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

or

IV.B(3) Any investment company registered under the 1940 Act or a business development company as defined in Section 2(a)(48) of that 1933 Act.

or

IV.B(4) Any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

or

IV.B(5) Any organization described in Section 501(c)(3) of the Code, corporation, business trust, or Company, not formed for the specific purpose of acquiring the shares, with total assets in excess of $5,000,000.

or

IV.B(6) A revocable trust which may be amended or revoked at any time by the grantors thereof, and of which all of the grantors are accredited investors under either Section IV.A (1) or Section IV.A (2) above.

or

IV.B(7) A trust: (i) that has total assets in excess of $5,000,000; (ii) that was not formed nor is it operated for the specific purpose of acquiring the shares; and (iii) the investment decisions of which are directed by a person who has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investor in the shares.

or

IV.B(8) An insurance company as defined in Section 2(13) of the 1933 Act, acting in its individual capacity.

or

IV.B(9) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of state or its political subdivisions, for the benefit of its employees, which plan has total assets in excess of $5,000,000.

or

IV.B(10) A private business development company as defined in Section 202(a)(22) of the 1940 Act.

or

IV.B(11) An employee benefit plan within the meaning of Title I of ERISA where: (i) the investment decision with respect to this investment is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser; (ii) the employee benefit plan has assets in excess of $5,000,000; or (iii) the plan is a self-directed plan, with investment decisions made solely by persons who are "accredited investors" as defined in the 1933 Act.

or

IV.B(12) An entity whose equity owners are each "accredited investors," i.e., persons meeting the requirements set forth in any of Sections IV.A(1) and (2) or IV.B(1) to (10) above.

C. Company Subscribers

IV.C Any director, executive officer of the Company.

D. Non-U.S. Person Subscribers

IV.D Subscriber (i) is not a U.S. person (as defined in Regulation S) and is not purchasing the shares for the account or benefit of a U.S. person; (ii) was outside the United States at the time the Company's offer to sell (or solicitation of an offer to purchase) the shares was made; and (iii) is outside the United States at the time this Subscription Agreement is executed.

V. ***Indemnity***. The Subscriber and the Company each agree to indemnify and hold harmless the other and their respective officers, directors and agents and their respective Related Parties (as defined below) in respect of all claims, actions, demands, losses, costs, expenses and damages, whether involving such parties or third parties, resulting from any, inaccuracy in any of the Subscriber's or Company's representations or, breach of any of the Subscriber's or Company's warranties or agreements contained in this Subscription Agreement, or from any unsuccessful securities' proceeding brought by the Subscriber or the Company against the other, their respective officers or directors or any of their Related Parties.

VI. ***Governing Law, Consent To Jurisdiction***. THIS SUBSCRIPTION AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES HERETO CONSENT TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS THAT SIT IN AND FOR THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA WITH RESPECT TO ANY PROCEEDING OR CLAIM ARISING HEREUNDER OR IN RESPECT OF THE COMPANY.

VII. ***General***. The Subscriber and the Company each understand and agree that this Subscription Agreement, including the Subscription Agreement Signature Pages and the representations, warranties, agreements and other provisions hereof: (i) shall be binding upon the Subscriber, the Company and their respective successors and assigns; (ii) shall survive the Subscriber's purchase of the shares and (iii) may be executed by the Subscriber and accepted by the Company in one or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

VIII. ***Legends.***

IN MAKING AN INVESTMENT DECISION, THE SUBSCRIBER MUST RELY ON HIS OWN EXAMINATION OF THE COMPANY, THIS SUBSCRIPTION AGREEMENT AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, NONE OF THE FOREGOING AUTHORITIES HAS CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.

THE SHARES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER APPLICABLE LAW. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE RISKS OF THIS INVESTMENT FOR SOME PERIOD OF TIME.

CLEAN ENERGY TECHNOLOGIES, INC.
SUBSCRIPTION AGREEMENT SIGNATURE PAGES

The information set forth below forms part of the Subscriber's Subscription Agreement. By executing these Subscription Agreement Signature Pages, the Subscriber makes all of the representations, warranties, agreements, acknowledgments and undertakings set forth in the Subscription Agreement.

All information should be typed or printed in ink. It is suggested that the Subscriber make and retain copies of the Subscription Agreement.

1. **SUBSCRIBER INFORMATION:**

The Subscriber must provide all information exactly as it is to appear on the Company's records.

(a) Subscriber's Name (name in which title is to be held): Cyberfuture One LP

(b) Name of adviser (if none, so state): ____________________

(c) Residence Address (for individuals) / Principal Place of Business (for Entities): 1010 Wilshire Blvd. Suite 113
(Street)

Los Angeles, CA (City/Province) USA (Country) 90017 (Postal Code)

(d) Country of Citizenship (For an individual, if different than country of residence above):

____

(e) Send all mail to this address (If different from above): ____________________
(Street)

____
(City/Province) (Country) (Postal Code)

(f) Telephone Number: 323-206-6616 (Business, including area code) (Home, including area code)

(g) E-Mail Address: wh@czvcapital.com

(h) In correspondence, please address Subscriber as: Dear Ms. Hua

(i) Date of Birth (for Individuals)/Date of Organization (for Entities): 09/01/2016

(j) Jurisdiction of Organization (for Entities): Delaware

(k) Name of Contact Person (for Entities): Wen Hua

(l) Fiscal/Tax Year (for Entities): 12/31

(m) U.S. Taxpayer Identification Number: 61-1801652

(n) Check here if the Subscriber is not a U.S. Person: ______

(o) Instructions to Custodian (if applicable): ________________________________

2. **SUBSCRIPTION AMOUNT***

$420,000

* The Company reserves the right to reduce or reject any subscription amount, regardless of the amount subscribed for.

3. **REGISTRATION OF SHARES (Check one):**

☐ **Individual Ownership** (One signature required below)

☐ **Joint Tenants with Rights of Survivorship** (All tenants must sign and initial below)

☐ **Tenants in Common** (All tenants must sign and initial below)

☐ **IRA**

☐ **Other** (Please specify): ________________

☐ **Trust**

☐ **Grantor Trust**

☐ **Corporation**

☐ **Company**

☐ **Limited Liability Company**

4. **SOLICITATION INFORMATION:** The Subscriber first heard about the Company from:

____

5. **SUBSCRIBER REQUIREMENTS:**

(If joint Subscribers, each must provide the required information and initial such information.)

(a) The Subscriber may be categorized as an "accredited investor" because it satisfies the requirements set forth under Sections IV.A, IV.B, and/or IV.C of the Subscription Agreement and the Subscriber may be categorized as a "non-U.S. person" because it satisfies the requirement set forth under Sections IV.D of the Subscription Agreement.

Please circle which requirement(s) the Subscriber satisfies under Sections IV.A, IV.B, IV.C, IV.D and initial below: **(CIRCLE ONLY ONE)**

IV.A(1)	**IV.A(2)**	**IV.B(1)**	**IV.B(2)**	**IV.B(3)**	**IV.B(4)**
IV.B(5)	**IV.B(6)**	**IV.B(7)**	**IV.B(8)**	**IV.B(9)**	**IV.B(10)**
IV.B(11)	**IV.B(12)**	**IV.B(13)**	**IV.C**	**IV.D**	

____
(Initial here)

(b) If the Subscriber has circled **"Section IV.B(11)"** above, the Subscriber represents and warrants that he has confirmed that each beneficial owner of any of the securities of the Subscriber is an **"accredited investor,"** respectively, in his own right, and that the Company, based upon this representation, has a reasonable basis to accept the Subscriber as an **"accredited investor."**

____
(Initial here)

6. SUITABILITY AND NATURE OF INVESTMENT:

The Subscriber understands that an investment in the Company will have limited liquidity, is long-term, and does not represent a complete investment program. The Subscriber confirms that he has (either alone or with his advisor(s), if any) sufficient knowledge and expertise to be able to evaluate the merits and risks of investing in the shares. The Subscriber acknowledges that he has received and carefully reviewed this Agreement, has considered the Company's limited liquidity within the context of his total portfolio, and understands and can bear the various risks of an investment in the Company, including the risk of losing his entire investment.

____
(Initial here)

7. EMPLOYEE BENEFIT PLANS/INSURANCE COMPANY GENERAL ACCOUNTS:

(a) Please check the following box if the Subscriber is an employee benefit plan or other entity described as a "benefit plan investor" in Section II.A(10) of the Subscription Agreement. ☐

(b) If the Subscriber is an insurance company, the following equals the approximate percentage of the assets on deposit in such Subscribers general account that represents the assets of "benefit plan investors"; see Section II.A(10): _____%

8. INTERNAL REVENUE CODE CERTIFICATION:

The Subscriber hereby represents and warrants that he has completed and executed the IRS Form W-8 or Form W-9 being submitted herewith, and that the information set forth therein is true, correct and complete.

The Subscriber agrees to notify the Company within 30 days of any change in the information set forth in the Form W-8 or Form W-9.

9. SIGNATURE(S):

By signing below, the Subscriber represents that: (a) if an individual, the Subscriber is at least 21 years old and is legally competent, and (b) if an Entity, (i) the Subscriber has been duly formed and is validly existing and is in good standing under the laws of the jurisdiction of its formation with full power and authority to enter into the transactions contemplated by this Subscription Agreement and the purchase of the shares, (ii) based upon a review of the Entity's constitutional documents and/or based on consultation with counsel or advisors, the Subscriber is authorized to invest in the Company, (iii) the undersigned has been authorized by the Subscriber to execute and deliver this Subscription Agreement, and (iv) the Subscription Agreement has been duly and validly authorized, executed and delivered by the Subscriber, and (c) this Subscription Agreement constitutes valid, binding and enforceable agreements of the Subscriber.

[Signature page follows]

Attach additional signature pages for additional Subscriber signatories as necessary.

Dated: 10/31/2016

CYBERFUTURE ONE LP

By: Cybernaut Zfounder Ventures LLC, General Partner

DocuSigned by:

By: ______________________
Wen Hua, Managing Member

The following section is completed by the Company

Subscription accepted this 31 day of Oct., 20__ by the Company.

CLEAN ENERGY TECHNOLOGIES, INC.

By: ______________________
Name: MEDDY SAHEBI
Title: EX CHAIRMAN

$420,000
Amount of Subscription Accepted

$0.04
Share Price as of the Date hereof

10,500,000
Number of shares purchased